SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2002
Date of Report (Date of earliest event reported)

TANGRAM ENTERPRISE SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

PENNSYLVANIA
(State or other jurisdiction of incorporation)

0-15454	23-2214726
(Commission File)	(IRS Employer Identification Number)

11000 Regency Parkway
Suite 301,
Cary, North Carolina 27511
(919) 653-6000
(Address of Principal Executive Offices)

(Former name of former address, if changed since last report)

ITEM 9. Regulation FD Disclosure

On November 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 accompanied by the certifications of Norman L. Phelps, the registrant’s chief executive officer, and John N. Nelli, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGRAM ENTERPRISE SOLUTIONS, INC.

Date: November 14, 2002	/s/ John N. Nelli
John N. Nelli, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

3

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.

99.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002.

4